UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 4, 2007

ADA-ES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction	Commission File Number	I.R.S. Employer
of incorporation)		Identification No.

8100 SouthPark Way, B, Littleton, Colorado 80120
(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 4, 2007, ADA-ES will be presenting at the Howard Weil Energy Conference in New Orleans, Louisiana. A copy of the presentation materials is attached hereto as an exhibit.

Item 9.01. Financial Statements and Exhibits

(d)
The following item is filed as an exhibit to this report:

99.1     Howard Weil Energy Conference Presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADA-ES, Inc. Registrant

Date: April 4, 2007

/s/ Mark H. McKinnies Mark H. McKinnies Senior VP & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Howard Weil Energy Conference Presentation